T. Rowe Price Ultra Short-Term Bond Fund

Supplement to Summary Prospectus Dated October 1, 2019, as supplemented

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Alexander S. Obaza will join Joseph K. Lynagh as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Obaza joined T. Rowe Price in 2006. Effective January 1, 2021, Mr. Lynagh will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Obaza will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is February 25, 2020.

F188-042-S 2/25/20